UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 12, 2007

MPLC, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

34-51353 (Commission File Number)		06-1390025 (IRS Employer Identification No.)
42 Corporate Park Suite 250 Irvine, CA 92606 (Address of Principal Executive Offices and zip code)

(949) 777-3700
(Registrant’s telephone number, including area code)

2121 Avenue of the Stars, Suite 1650
Los Angeles, California 90067
(310) 601-2500
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of MPLC, Inc. (“MPLC”) and New Motion, Inc. (“New Motion”) (collectively, MPLC and New Motion are referred to herein as the “Companies”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, MPLC undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 12, 2007, we dismissed Carlin, Charron & Rosen, LLP (“Carlin Charron”) as our independent registered public accounting firm. The decision was approved by our board of directors. The reports of Carlin Charron on MPLC’s financial statements for the fiscal years ended July 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to our ability to continue as a going concern. During MPLC’s fiscal years ended July 31, 2006 and 2005, and the period from August 1, 2006 through February 12, 2007, there were no disagreements with Carlin Charron on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Carlin Charron would have caused Carlin Charron to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years. We requested that Carlin Charron furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the our statements in this paragraph. A copy of the letter furnished by Carlin Charron in response to that request, dated February 12, 2007 is filed as Exhibit 16.1 to this Form 8-K.

On February 12, 2007, we engaged Windes & McClaughry (“Windes & McClaughry”), the accountant for MPLC’s subsidiary New Motion, Inc., as our new independent accountant to audit our financial statements. The appointment of Windes & McClaughry was approved by the unanimous written consent of our board of directors. Windes & McClaughry did not have any prior consultations with MPLC.

Windes & McClaughry billed New Motion aggregate audit fees of approximately $118,000for professional services rendered for the audit of its annual financial statements for the period from inception (February 23, 2004) through December 31, 2005, and for the review of its quarterly financial statements for the period ended September 30, 2006.

Raymond Musci (the President and a member of the Board of Directors of MPLC) and Allan Legator (the Chief Financial Officer and Secretary of MPLC) were directly responsible for interviewing and retaining the independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. Messrs. Musci and Legator did not delegate these responsibilities, and pre-approved 100% of the services described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number  Description

16.1                   Letter from Carlin, Charron & Rosen, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLC, Inc.

Date: February 13, 2007                     By: /s/ Burton Katz
                               Burton Katz
                               Chief Executive Officer

EXHIBIT INDEX

Exhibit Number   Description
16.1                Letter from Carlin, Charron & Rosen, LLP.